UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2015

United Financial Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Glastonbury Boulevard, Suite 200
Glastonbury, CT		06033
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (860) 291-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)            On October 26, 2015, United Financial Bancorp, Inc. and United Bank (collectively, "United") and Marino J. Santarelli ("Santarelli")  announced that they have agreed that Santarelli will leave his positions at United, primarily Executive Vice President and Chief Operating Officer, effective December 16, 2015 ("Effective Date"). United intends to eliminate the Chief Operating Officer position and has agreed to treat Mr. Santarelli's departure as a termination without cause under his Employment Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2015	UNITED FINANCIAL BANCORP, INC.
Registrant

By: /s/ William H. W. Crawford, IV
William H. W. Crawford, IV
Chief Executive Officer